November 8, 2011

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

Supplement to Summary Prospectus and Statutory Prospectus
each dated October 1, 2011

The following information supplements and supersedes any contrary information contained in the sections of the fund's Summary Prospectus and Statutory Prospectus entitled "Fund Summary – Portfolio Management" and/or "Fund Details – Management":

Steven W. Harvey and Thomas Casey are the co-primary portfolio managers of the fund, positions they have held since October 2009 and November 2011, respectively. Mr. Harvey is a senior portfolio manager for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since 2000. Mr. Harvey manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at Standish, where he has been employed since 1993. Mr. Casey manages other national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since April 2009.